EXECUTION



                               TRUST AGREEMENT

                                    among

                      FIRSTPLUS INVESTMENT CORPORATION,
                                as Depositor,


                      FIRSTPLUS RESIDUAL HOLDINGS, INC.,
                               as the Company,

                          WILMINGTON TRUST COMPANY,
                               as Owner Trustee

                                     and

                       U.S. BANK NATIONAL ASSOCIATION,
                             as Co-Owner Trustee

                        Dated as of September 1, 1997




                    FIRSTPLUS HOME LOAN OWNER TRUST 1997-3
                    Asset Backed Securities, Series 1997-3





                              TABLE OF CONTENTS

Section                                                                  Page
-------                                                                  ----


                                  ARTICLE I

                                 DEFINITIONS

1.01.     Capitalized Terms . . . . . . . . . . . . . . . . . . . . . . .   1
1.02.     Other Definitional Provisions . . . . . . . . . . . . . . . . .   4

                                  ARTICLE II

                                 ORGANIZATION

2.01.     Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
2.02.     Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
2.03.     Purposes and Powers . . . . . . . . . . . . . . . . . . . . . .   5
2.04.     Appointment of Owner Trustee  . . . . . . . . . . . . . . . . .   6
2.05.     Initial Capital Contribution of Owner Trust Estate  . . . . . .   6
2.06.     Declaration of Trust  . . . . . . . . . . . . . . . . . . . . .   6
2.07.     Liability of the Owners . . . . . . . . . . . . . . . . . . . .   6
2.08.     Title to Trust Property . . . . . . . . . . . . . . . . . . . .   7
2.09.     Situs of Trust  . . . . . . . . . . . . . . . . . . . . . . . .   7
2.10.     Representations  and Warranties of  the Depositor and  the Company;
          Covenant of the Company . . . . . . . . . . . . . . . . . . . .   7
2.11.     Maintenance of the Demand Note  . . . . . . . . . . . . . . . .  10
2.12.     Federal Income Tax Allocations  . . . . . . . . . . . . . . . .  10

                                 ARTICLE III

                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

3.01.     Initial Ownership . . . . . . . . . . . . . . . . . . . . . . .  10
3.02.     The Trust Certificates  . . . . . . . . . . . . . . . . . . . .  10
3.03.     Execution, Authentication and Delivery of Trust Certificates  .  11
3.04.     Registration of Transfer and Exchange of Trust Certificates . .  11
3.05.     Mutilated, Destroyed, Lost or Stolen Trust Certificates . . . .  12
3.06.     Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . .  12
3.07.     Access to List of Owners' Names and Addresses . . . . . . . . .  12
3.08.     Maintenance of Office or Agency . . . . . . . . . . . . . . . .  13
3.09.     Appointment of Paying Agent . . . . . . . . . . . . . . . . . .  13
3.10.     Ownership by Company of the FRH Certificates  . . . . . . . . .  14
3.11.     Book-Entry Certificates . . . . . . . . . . . . . . . . . . . .  14
3.12.     Notices to Clearing Agency  . . . . . . . . . . . . . . . . . .  15
3.13.     Definitive Certificates . . . . . . . . . . . . . . . . . . . .  15
3.14.     Restrictions on Transfer  . . . . . . . . . . . . . . . . . . .  15

                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

4.01.     Prior Notice to Owners with Respect to Certain Matters  . . . .  21
4.02.     Action by Owners with Respect to Certain Matters  . . . . . . .  23
4.03.     Action by Owners with Respect to Bankruptcy . . . . . . . . . .  23
4.04.     Restrictions on Owners' Power . . . . . . . . . . . . . . . . .  23
4.05.     Majority Control  . . . . . . . . . . . . . . . . . . . . . . .  23

                                  ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

5.01.     Certificate Distribution Account  . . . . . . . . . . . . . . .  23
5.02.     Application of Trust Funds  . . . . . . . . . . . . . . . . . .  24
5.03.     Method of Payment . . . . . . . . . . . . . . . . . . . . . . .  25
5.04.     Segregation of Moneys; No Interest  . . . . . . . . . . . . . .  25
5.05.     Accounting  and  Reports  to  the  Certificateholder,  Owners,  the
          Internal Revenue Service and Others . . . . . . . . . . . . . .  25
5.06.     Signature on Returns; Tax Matters Partner . . . . . . . . . . .  25

                                  ARTICLE VI

                    AUTHORITY AND DUTIES OF OWNER TRUSTEE

6.01.     General Authority . . . . . . . . . . . . . . . . . . . . . . .  26
6.02.     General Duties  . . . . . . . . . . . . . . . . . . . . . . . .  26
6.03.     Action upon Instruction . . . . . . . . . . . . . . . . . . . .  26
6.04.     No  Duties  Except  as  Specified  in  this  Agreement,  the  Basic
          Documents or in Instructions  . . . . . . . . . . . . . . . . .  27
6.05.     No Action Except Under Specified Documents or Instructions  . .  28
6.06.     Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                 ARTICLE VII

                         CONCERNING THE OWNER TRUSTEE

7.01.     Acceptance of Trusts and Duties . . . . . . . . . . . . . . . .  28
7.02.     Furnishing of Documents . . . . . . . . . . . . . . . . . . . .  29
7.03.     Representations and Warranties  . . . . . . . . . . . . . . . .  29
7.04.     Reliance; Advice of Counsel . . . . . . . . . . . . . . . . . .  30
7.05.     Not Acting  in Individual Capacity. . . . . . . . . . . . . . .  31
7.06.     Owner Trustee Not Liable for Trust Certificates or Home Loans .  31
7.07.     Owner Trustee May Own Trust Certificates and Notes  . . . . . .  31
7.08.     Licenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                                 ARTICLE VIII

                        COMPENSATION OF OWNER TRUSTEE

8.01.     Owner Trustee's Fees and Expenses . . . . . . . . . . . . . . .  32
8.02.     Indemnification . . . . . . . . . . . . . . . . . . . . . . . .  32
8.03.     Payments to the Owner Trustee . . . . . . . . . . . . . . . . .  32

                                  ARTICLE IX

                        TERMINATION OF TRUST AGREEMENT

9.01.     Termination of Trust Agreement  . . . . . . . . . . . . . . . .  32
9.02.     Dissolution Upon Bankruptcy of the Company  . . . . . . . . . .  34

                                  ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

10.01.  Eligibility Requirements for Owner Trustee  . . . . . . . . . . .  34
10.02.  Resignation or Removal of Owner Trustee . . . . . . . . . . . . .  34
10.03.  Successor Owner Trustee . . . . . . . . . . . . . . . . . . . . .  35
10.04.  Merger or Consolidation of Owner Trustee  . . . . . . . . . . . .  36
10.05.  Appointment of Co-Trustee or Separate Trustee . . . . . . . . . .  36

                                  ARTICLE XI

                                MISCELLANEOUS

11.01.  Supplements and Amendments  . . . . . . . . . . . . . . . . . . .  38
11.02.  No Legal Title to Owner Trust Estate in Owners  . . . . . . . . .  39
11.03.  Limitations on Rights of Others . . . . . . . . . . . . . . . . .  39
11.04.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
11.05.  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . .  40
11.06   Separate Counterparts . . . . . . . . . . . . . . . . . . . . . .  40
11.07.  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . .  40
11.08.  Covenants of the Company  . . . . . . . . . . . . . . . . . . . .  40
11.09.  No Petition . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
11.10.  No Recourse . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
11.11.  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
11.12.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . .  41


                                   EXHIBITS
                                  --------


EXHIBIT A1          Forms of Certificates
EXHIBIT A2          Forms of  Certificates issued  to the
                    Company
EXHIBIT B1          Form of Residual Interest
EXHIBIT B2          Form of  Residual Interest  issued to
                    the Company
EXHIBIT C           Form of Certificate of Trust
EXHIBIT D           Form of Demand Note
EXHIBIT E           Form of Certificate Depository Agreement
EXHIBIT F1          Form of Investment Letter
EXHIBIT F2          Form of Investment Letter
EXHIBIT G1          Form    of    Rule    144A   Transfer
                    Certificate
EXHIBIT G2          Form of  Purchaser's Letter for  Institutional Accredited
                    Investor
EXHIBIT G3          Form of ERISA Transfer Affidavit


     TRUST AGREEMENT, dated as of September 1, 1997, among FIRSTPLUS Investment Corporation, a Nevada corporation, as Depositor (the "Depositor"), FIRSTPLUS Residual Holdings, Inc., a Nevada corporation (the "Company"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee") and U.S. Bank National Association, as Co-Owner Trustee (the "Co-Owner Trustee").

                                  ARTICLE I

                                 DEFINITIONS

     Section 1.01.  Capitalized Terms.  For all purposes of this Agreement,
                    -----------------
the following terms shall have the meanings set forth below:

     Agreement:  This Trust Agreement, as the same may be amended and
     ---------
supplemented from time to time.

     Benefit Plan:  The meaning assigned to such term in Section 11.13.
     ------------

     Book-Entry Certificate:  A beneficial interest in any Class of
     ----------------------
Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11.

     Business Trust Statute:  Chapter 38 of Title 12 of I the Delaware Code,
     ----------------------
12 Del. Code Section 3801 et seq., as the same may be amended from time to
                          -- ---
time.

     Certificate Depository Agreement:  The agreement among the Trust and the
     --------------------------------
DTC, dated as of the Closing Date, substantially in the form attached hereto as Exhibit E, relating to the Certificates, as the same may be amended and supplemented from time to time.

     Certificate Distribution Account:  The meaning assigned to such term in
     --------------------------------
Section 5.01.

     Certificate of Trust:  The Certificate of Trust in the form of Exhibit
     --------------------
C to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     Certificate Owner:  With respect to a Book-Entry Certificate, the Person
     -----------------
who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     Certificate Register and Certificate Registrar:  The register mentioned
     --------------------     ---------------------
and the registrar appointed pursuant to Section 3.04.


     Certificateholder or Holder:  A Person in whose name a Certificate is
     -----------------    ------
registered.

     Corporate Trust Office:  With respect to the Owner Trustee, the
     ----------------------
principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Owners and the Company, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Owners and the Company).

     Demand Note:  The Demand Note dated September 19, 1997, in the amount
     -----------
of $6,000,000 from FFG to the Company in substantially the form attached hereto as Exhibit D.

     Definitive Certificates:  A certificated form of security that
     -----------------------
represents a Certificate pursuant to Section 3.13 or a Residual Interest Instrument.

     ERISA:  The meaning assigned thereto in Section 11.13.
     -----

     Expenses:  The meaning assigned to such term in Section 8.02.
     --------

     FFG:  FIRSTPLUS Financial Group, Inc., a Nevada corporation.
     ---

     FFI:  FIRSTPLUS Financial, Inc., a Texas corporation.
     ---

     FRH Certificates:  (i) the Definitive Certificates in substantially the
     ----------------
form attached hereto as Exhibit A2, representing approximately 1.00% Percentage Interest of the Original Certificate Principal Balance of each Class Certificates that the Company is receiving pursuant to Section 3.10 and
(ii) the Definitive Certificate in substantially the form attached hereto as Exhibit B2, representing approximately 1.00% Percentage Interest in the Residual Interest that the Company is receiving pursuant to Section 3.10.

     Insolvency Event:  With respect to the Company, any of the following
     ----------------
occurrences:

          (i) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (ii) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of the Company's property; or

          (iii)     the  board  of   the  directors  of  the   Company  shall
     voluntarily dissolve the Company; or

          (iv) the Company shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

provided however, that the substantive consolidation of the Company with an entity in respect of which the events described in clauses (i) - (iv) above have occurred shall not constitute an Insolvency Event with respect to the Company.

     Non-permitted Foreign Holder:  The meaning set forth in Section 3.14.
     ----------------------------

     Non-U.S. Person:  An individual, corporation, partnership or other
     ---------------
person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     Owner:  Each Holder of a Certificate and each holder of a Residual
     -----
Interest Instrument, as applicable.

     Owner Trust Estate:  The Collateral (as defined in the Indenture),
     ------------------
including the contribution of $1 referred to in Section 2.05 hereof.

     Paying Agent:  The Co-Owner Trustee or any successor in interest thereto
     ------------
or any other  paying agent or  co-paying agent appointed pursuant  to Section
3.09 and authorized by the Issuer to make payments to and distributions from the Certificate Distribution Account, including payment of principal of or interest on the Certificates on behalf of the Issuer.

     Percentage Interest:  With respect to any Certificate, the portion of
     -------------------
the Certificates as a whole evidenced by such single Certificate, expressed as a percentage rounded to five decimal places, equivalent to a fraction, the numerator of which is the principal balance represented by such single Certificate as of the Closing Date and the denominator of which is the Original Certificate Principal Balance. With respect to each Residual Interest Instrument, the percentage portion of all of the Residual Interest evidenced thereby as stated on the face of such Residual Interest Instrument.

     Prospective Owner:  The meaning set forth in Section 3.14(a).
     -----------------

     Residual Interest Instrument or Instrument:  An instrument substantially
     ------------------------------------------
in  the form  attached  as  Exhibit B1  hereto  and  evidencing the  Residual
Interest.

     Residual Interestholders:  Any holder of the Residual Interest and,
     ------------------------
initially,  FFI,  as  holder  of  99% Percentage  Interest  of  the  Residual
Interest, and the Company, as holder of 1% Percentage Interest of the Residual Interest.

     Restricted Trust Certificate:  Any of the Class B-2 Certificates.
     ----------------------------

     Sale and Servicing Agreement:  The Sale and Servicing Agreement dated
     ----------------------------
as of the date hereof, among the Trust, as Issuer, the Depositor, as Seller, the Indenture Trustee, as Indenture Trustee and Co-Owner Trustee and FFI, as Transferor and Servicer.

     Secretary of State:  The Secretary of State of the State of Delaware.
     ------------------

     Treasury Regulations:  Regulations, including proposed or temporary
     --------------------
regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     Trust:  The trust established by this Agreement.
     -----

     Trust Certificates:  The Certificates and the Residual Interest
     ------------------
Instruments, collectively.

     U.S. Person:  A citizen or resident of the United States, a corporation,
     -----------
partnership or other entity created or organized in or under the laws of the United States or any State (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 and treated as U.S. Persons prior to such date that elect to continue to be treated as U.S. Persons, also will be U.S. Persons.

     Section 1.02.  Other Definitional Provisions.  (1)  Capitalized terms
                    -----------------------------
used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

     (2) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (3) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (4) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (5) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (6) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                 ORGANIZATION

     Section 2.01.  Name.  The Trust created hereby shall be known as
                    ----
"FIRSTPLUS Home Loan Owner Trust 1997-3", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.02.  Office.  The office of the Trust shall be in care of the
                    ------
Owner Trustee at the Corporate Trust Office.

     Section 2.03.  Purposes and Powers.   (a)  The purpose of the Trust is
                    -------------------
to engage in the following activities:

       (i)     to  issue  the  Notes  pursuant   to  the  Indenture  and  the
     Certificates pursuant to this Agreement and to sell such Notes and such Certificates;

      (ii) with the proceeds of the sale of the Notes and the Certificates, to fund the Pre-Funding Account, the Capitalized Interest Account and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor and the Company, as their interests may appear pursuant to the Sale and Servicing Agreement;

     (iii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

      (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

       (v)     to  engage  in  those  activities,  including   entering  into
     agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

      (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions and payments to the Owners and the Noteholders.

     (vii) to issue the FRH Certificates and the Residual Interest Instrument pursuant to this Agreement.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     Section 2.04.  Appointment of Owner Trustee.  The Depositor hereby
                    ----------------------------
appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     Section 2.05.  Initial Capital Contribution of Owner Trust Estate.  The
                    --------------------------------------------------
Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor or the Company shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     Section 2.06.  Declaration of Trust.  The Owner Trustee hereby declares
                    --------------------
that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, after issuance of the Certificates the Trust shall be treated as a partnership, with the assets of the partnership being the Home Loans and other assets held by the Trust, the partners of the partnership being the holders of the Trust Certificates, and the Notes being non-recourse debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Trust shall not elect to be treated as an association taxable as a corporation for any income or franchise tax purpose.

     Section 2.07.  Liability of the Owners.  (a) The Company, as holder of
                    -----------------------
the FRH Certificates, shall be liable directly to and will indemnify the injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Owner Trust Estate) to the extent that the Company would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Company were a general partner; provided, however, that the Company
                                          --------  -------
shall not be liable for any losses incurred by an Owner in the capacity of an investor in the Trust Certificates or a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which the Company shall not be liable) shall be deemed third party beneficiaries of this paragraph and paragraph (c) below. The obligations of the Company under this paragraph and paragraph (c) below shall be evidenced by the FRH Certificates the Company is receiving pursuant to
Section 3.10.

     (b)  No Owner, other than to the extent  set forth in paragraphs (a) and
(c), shall have any personal liability for any liability or obligation of the Trust.

     (c) The Company agrees to be liable directly to and will indemnify the injured party for all losses, claims, damages, liabilities and expenses (other than those incurred by an Owner in the capacity of an investor in the Trust Certificates or a Noteholder in the capacity of an investor in the
Notes) arising out of or based on the arrangements pursuant to which the amounts distributed to the Residual Interestholders are held by the Company and FFI, respectively, as Residual Interestholders, as though such arrangements were partnerships under the Delaware Revised Uniform Limited Partnership Act in which the Company were a general partner.

     Section 2.08.  Title to Trust Property.  (a)  Subject to the Indenture,
                    -----------------------
legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, the Co-Owner Trustee and/or a separate trustee, as the case may be.

     (b) The Owners shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

     Section 2.09.  Situs of Trust.  The Trust will be located and
                    --------------
administered in the state of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York, except with respect to the Co-Owner Trustee. The Trust shall not have any employees; provided, however, that
                                                  --------
nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York, except with respect to the Co-Owner Trustee. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     Section 2.10.  Representations and Warranties of the Depositor and the
                    -------------------------------------------------------
Company; Covenant of the Company.  (a)  The Depositor hereby represents and
--------------------------------
warrants to the Owner Trustee:

       (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

      (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

     (iii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

      (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

       (v) There are no proceedings or investigations pending or notice of which has been received in writing before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

      (vi)     The  representations  and  warranties  of  the   Depositor  in
     Section 3.01 of the Sale and Servicing Agreement are true and correct.

     (b) The Company hereby represents and warrants to the Owner Trustee that:

       (i) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

      (ii) The Company is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

     (iii) The Company has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Company by all necessary corporate action.

      (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

       (v) There are no proceedings or investigations pending or, to the Company's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement.

      (vi) From the date of its incorporation until the date of this Agreement, except with respect to obtaining an Investing Lender Approval from the Department of Housing and Urban Development, the Company has not conducted any business or trade, has not entered into any contracts, written or oral, has not had any employees, has no liabilities or creditors, and no liens or encumbrances have existed or exist with respect to the Company or its assets, except with respect to this Trust Agreement and any similar trust agreement that relates to a prior issuance of FIRSTPLUS Asset Backed Securities.

     (c) The Company covenants with the Owner Trustee and the Co-Owner Trustee that during the continuance of this Agreement it will comply in all respects with the provisions of its Articles of Incorporation in effect from time to time.

     Section 2.11.  Maintenance of the Demand Note.  To the fullest extent
                    ------------------------------
permitted by applicable law, the Company agrees that it shall not sell, convey, pledge, transfer or otherwise dispose of the Demand Note. Upon maturity of the Demand Note, the Company shall take such action as is necessary to renew the Demand Note and to maintain the Demand Note in effect until the expiration of this Agreement.

     Section 2.12.  Federal Income Tax Allocations.  Net income of the Trust
                    ------------------------------
for any month, as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated:

       (i) among the Certificates as of the first Record Date following the end of such month, in proportion to their ownership of principal amount of Trust Certificates on such date, an amount of net income up to the sum of (i) the amount distributed in respect of interest to the Certificateholders pursuant to Section 5.05(c) of the Sale and Servicing Agreement for such month, and (ii) the portion of the market discount on the Home Loans accrued during such month that is allocable to the excess, if any, of the initial aggregate principal amount of the Certificates over their initial aggregate issue price; and

      (ii) to the Residual Interestholders, pro rata, to the extent of any remaining net income.

If the net income of the Trust for any month is insufficient for the allocations described in clause (a) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in the preceding sentence. Net losses of the Trust, if any, for any month, as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated to the Residual Interestholders to the extent the Residual Interestholders are reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Certificates as of the first Record Date following the end of such month in proportion to their ownership of principal amount of Trust certificates on such Record Date. Any indebtedness allocated pursuant to Treasury Regulation Section 1.752 - 3(a)(3) shall be allocated to the Residual Interest.

                                 ARTICLE III

                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

     Section 3.01.  Initial Ownership. Upon the formation of the Trust by the
                    -----------------
contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Depositor shall be the sole Owner of the Trust.

     Section 3.02.  The Trust Certificates.  The Certificates shall be issued
                    ----------------------
in minimum denominations of $250,000 and in integral multiples of $250 in excess thereof; provided, however, the FRH Certificates issued to the Company
                --------  -------
pursuant to Section 3.10 may be issued in a lesser denomination. Concurrently with the issuance of the Trust Certificates, the Company will be issued the FRH Certificates. The Residual Interest Instruments shall not be issued with a principal amount. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

     A transferee of a Trust Certificate shall become an Owner, and shall be entitled to the rights and subject to the obligations of an Owner hereunder and under the Sale and Servicing Agreement, upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to
Section 3.04.

     Section 3.03.  Execution, Authentication and Delivery of Trust
                    -----------------------------------------------
Certificates.  Concurrently with the initial sale of the Home Loans to the
------------
Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates, in an aggregate principal amount equal to the Original Certificate Principal Balance, and the Residual Interest Instruments representing 100% of the Percentage Interests of the Residual Interest to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A1 or B1, executed by the Owner Trustee or the Administrator, as the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

     Section 3.04.  Registration of Transfer and Exchange of Trust
                    ----------------------------------------------
Certificates.  The Certificate Registrar shall keep or cause to be kept, at
------------
the  office or  agency maintained  pursuant  to Section  3.08, a  Certificate
Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. The Administrator shall be the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Administrator as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of an Owner, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

     Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Owner or his attorney duly authorized in writing. In addition, each Residual Interest Instrument presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the Prospective Owner certifying as to the representations set forth in
Section 3.14(a) and (b). Each Trust Certificate surrendered for registration of transfer or exchange shall be canceled and disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

     The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

     Section 3.05.  Mutilated, Destroyed, Lost or Stolen Trust Certificates.
                    -------------------------------------------------------
If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Administrator as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may
require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

     Section 3.06.  Persons Deemed Owners.  Prior to due presentation of a
                    ---------------------
Trust Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Trust Certificate shall be registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to
Section 5.02 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

     Section 3.07.  Access to List of Owners' Names and Addresses.  The Owner
                    ---------------------------------------------
Trustee shall furnish or cause to be furnished to the Servicer and the Depositor, within 15 days after receipt by the Owner Trustee of a request therefor from the Servicer, the Depositor or the Indenture Trustee in writing, a list, in such form as the Servicer, the Depositor or the Indenture Trustee may reasonably require, of the names and addresses of the Owners as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates together evidencing not less than 25% of the Certificate Principal Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Owner, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Company, the Certificate Registrar, the Co-Owner Trustee or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 3.08.  Maintenance of Office or Agency.  The Owner Trustee shall
                    -------------------------------
maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic
Documents may be served. The Owner Trustee initially designates the Administrator's office in New York as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Company and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     Section 3.09.  Appointment of Paying Agent.  The Owner Trustee hereby
                    ----------------------------
appoints the Co-Owner Trustee as Paying Agent under this Agreement. The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.02 hereof and Section
5.05 of the Sale and Servicing Agreement and shall report the amounts of such distributions to the Owner Trustee. The Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. In the event that the Co-Owner Trustee shall no longer be the Paying Agent hereunder, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Owners in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Owners. The Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Co-Owner Trustee also in its role as Paying Agent, for so long as the Co-Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything herein to the contrary, the Co-Owner Trustee and the Paying Agent shall be the same entity as the Indenture Trustee under the Indenture and the Sale and Servicing Agreement unless an Indenture Event of Default has occurred and is continuing and the Indenture Trustee determines that a conflict of interest exists or will exist if the Indenture Trustee continues to act as Co-Owner Trustee and Paying Agent. In such event, the Co-Owner Trustee and the Paying Agent shall resign and the Owner Trustee shall assume the duties and obligations of the Co-Owner Trustee and the Paying Agent hereunder and under the Sale and Servicing Agreement.

     Section 3.10.  Ownership by Company of the FRH Certificates.  On the
                    --------------------------------------------
Closing Date, the Company shall receive from the Trust and thereafter shall retain beneficial and record ownership of the FRH Certificates representing at least a 1% Percentage Interest of the Original Class Principal Balance of each Class and at least a 1% Percentage Interest of the Residual Interest. The FRH Certificates shall be non-transferable. Any attempted transfer of any FRH Certificates shall be null and void. The Owner Trustee shall cause any FRH Certificate issued to the Company to contain a legend substantially to such effect.

     Section 3.11.  Book-Entry Certificates.  The Certificates, upon original
                    -----------------------
issuance, will be issued in the form of a typewritten Certificate or Certificates representing Book-Entry Certificates, to be delivered to, or to the Co-Owner Trustee as custodian for, The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. Such Certificate or Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, except as provided in Section 3.13, and no Certificate Owner will receive a Definitive Certificate representing such Certificate Owners' interest in such Certificate; provided, however, that upon the transfer of a Book-Entry Certificate to an entity other than a "qualified institutional buyer" as defined in Rule 144A under the Securities Act (as defined below), such Certificate will be issued to such entity in certificated form. Unless and until Definitive Certificates, fully registered, have been issued to Certificate Owners pursuant to Section 3.13:

       (i) the provisions of this Section shall be in full force and effect;

      (ii) the Certificate Registrar, the Owner Trustee, the Co-Owner Trustee and the Paying Agent shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Certificates and shall have no obligation to the Certificate Owners;

     (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

      (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing
     Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 3.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Certificates to such Clearing Agency Participants; and

       (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Certificate Principal Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from
     Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Certificates and has delivered such instructions to the Owner Trustee.

     Section 3.12.  Notices to Clearing Agency.  Whenever a notice or other
                    --------------------------
communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.13, the Owner Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency, and shall have no obligations to the Certificate Owners.

     Section 3.13.  Definitive Certificates.  If (i) the Administrator
                    -----------------------
advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Certificates, and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating at least 50% of the Certificate Principal Balance advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Owner Trustee of the occurrence of any such event and of the availability of the Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Certificate or Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions the Owner Trustee shall execute and authenticate the Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Owner Trustee, the Co-Owner Trustee and the Paying Agent shall recognize the Holders of the Definitive Certificates as Certificateholders. The Definitive Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

     Section 3.14.  Restrictions on Transfer.  (a)  Each prospective
                    ------------------------
purchaser and any subsequent transferee of a Trust Certificate (each, a "Prospective Owner"), other than FFI or the Company, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

       (i) Such Person is duly authorized to purchase the Trust Certificates and its purchase of investments having the characteristics of the Trust Certificates is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor.

      (ii)     Such   Person  understands  that   each  holder  of   a  Trust
     Certificate, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Trust Agreement (as defined herein).

     (iii) Such Person is a U.S. Person that is not an organization exempt from tax under Section 501 of the Code.

          (A) In the case of a proposed transfer of a Trust Certificate, such Person understands that the Trust Certificates (with the exception of those Trust Certificates transferred to the Company pursuant to
     Section 3.10) will bear legends to the following effect:

          THIS CERTIFICATE MAY ONLY BE PURCHASED BY A U.S. PERSON THAT IS NOT AN ORGANIZATION EXEMPT FROM TAX UNDER SECTION 501 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") IN COMPLIANCE WITH THE REQUIREMENTS OF THE TRUST AGREEMENT.

          NO TRANSFER OF A NON-BOOK ENTRY CERTIFICATE SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

          (b) Each Prospective Owner (other than FFI or the Company) of a Restricted Trust Certificate or a Residual Interest Instrument, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

            (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of the such Certificate or Instrument may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Certificate or Instrument for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) an institutional investor that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act.

           (ii) It understands that such Certificates and Instruments have not been registered under the 1933 Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Certificates or Instruments, such Certificates and Instruments may be offered, resold, pledged or otherwise transferred only (A) pursuant to a Registration Statement which has been declared effective under the 1933 Act, (B) for so long as such Certificates or Instruments are eligible for resale pursuant to Rule 144A under the 1933 Act, to a person whom the seller reasonably believes is a "qualified institutional buyer" as defined in Rule 144A under the 1933 Act that is purchasing such Certificates or Instruments for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, or (C) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2),
     (3) or (7) of Rule 501 under the 1933 Act that is acquiring such Certificates or Instruments for its own account or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the 1933 Act, in each case in compliance with the requirements of the Trust Agreement. It also understands that an employee benefit plan subject to ERISA or Section 4975 of the Code, and entities using the assets of any such employee benefit plan, are prohibited from acquiring the Certificates or Instruments (except to the extent that an exemption from such prohibition is available, as described herein).


               (A) In the case of a proposed transfer of a Restricted Trust Certificate, such Person understands that the Restricted Trust Certificates (with the exception of those Restricted Trust Certificates transferred to the Company pursuant to Section 3.10) will bear legends to the following effect:

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE TRUST AGREEMENT.

               (B) in the case of a proposed transfer of a Residual Interest Instrument, such person understands that the Residual Interest Instrument bears a legend to the following effect:

          "THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INTEREST INSTRUMENT MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, FIRSTPLUS RESIDUAL HOLDINGS, INC. AND FIRSTPLUS FINANCIAL, INC.) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST INSTRUMENT UNDER THE ACT OR ANY STATE SECURITIES LAWS.

          NO TRANSFER OF THIS RESIDUAL INTEREST INSTRUMENT OR ANY BENEFICIAL INTEREST THEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

          THIS RESIDUAL INTEREST INSTRUMENT MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR A CERTIFICATE STATING THAT SUCH TRANSFEREE (A) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS RESIDUAL INTEREST INSTRUMENT; (B) IS NOT AN ENTITY THAT WILL HOLD THIS RESIDUAL INTEREST INSTRUMENT AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; AND (C) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT ITS PERCENTAGE INTEREST OF THE TAXABLE INCOME RELATING TO THIS RESIDUAL INTEREST INSTRUMENT.

          THIS RESIDUAL INTEREST INSTRUMENT MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT IS A "NON-U.S. PERSON. THE TERM "NON-U.S. PERSON" MEANS A PERSON WHO IS NOT ONE OF THE
          FOLLOWING: A CITIZEN OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, AN ESTATE OR TRUST THAT IS SUBJECT TO U.S. FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF ITS INCOME OR A TRUST IF A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST."

          (vii)     Such  Person   shall  comply   with  the   provisions  of
     Section 3.14(b), as applicable, relating to the ERISA restrictions with respect to the acceptance or acquisition of such Trust Certificate.

          (c) No transfer of a Definitive Certificate shall be made to any Person unless the Owner Trustee has received a certificate from the transferee to the effect that such transferee (i) is not a person which is an employee benefit plan, trust or account subject to Title I of ERISA or
Section 4975 of the Code or a governmental plan, defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "Plan") and (ii) is not an entity, including an insurance company separate account or general account, whose underlying assets include Plan assets by reason of a Plan's investment in the entity.

          (d) In the case of a proposed transfer of a Residual Interest Instrument, by its acceptance of a Residual Interest Instrument, each Prospective Owner agrees and acknowledges that no legal or beneficial interest in all or any portion of any Residual Interest Instrument may be transferred directly or indirectly to (i) an entity that holds residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (ii) an individual, corporation, partnership or other person unless such transferee is not a Non-U.S. Person (any such person being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

          (e)  Subject to  paragraph (f) below,  the Owner Trustee  shall not execute, and shall not countersign and deliver, a Residual Interest Instrument in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee a certificate, substantially in the form attached as Exhibit F1 to this Agreement, signed by the transferee, a Book-Entry Nominee or a Non-permitted Foreign Holder, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Residual Interest Instruments to Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the transferee that it will not transfer a Residual Interest Instrument without providing to the Owner Trustee a certificate substantially in the form attached as Exhibit F1 to this Agreement.

          (f) Notwithstanding paragraph (e) above, in the event that FIRSTPLUS Financial, Inc. pledges, mortgages, assigns or otherwise grants any security interest in the Residual Interest to any person (each, a "Pledgee"), the Owner Trustee may execute, countersign and deliver a Residual Interest Instrument to such Pledgee, provided that such Pledgee shall have delivered to the Owner Trustee a Certificate signed on behalf of the Pledgee substantially in the form attached as Exhibit F2 to this Agreement.

          (g) No transfer of a Definitive Certificate shall be effective unless (i) the Owner Trustee shall have received (A) in the case of a transfer to be made in reliance upon Rule 144A under the 1933 Act, a certification signed by the proposed transferor substantially in the form of Exhibit G1 hereto, and (B) in the case of a transfer to be made to an institutional "accredited investor" within the meaning of Rule 501(a)(1),
(2), (3) or (7) of Regulation D under the 1933 Act that is not a "qualified institutional buyer," a certification signed by the proposed transferee substantially in the form of Exhibit G2 hereto; and (ii) in the case of either (A) or (B) above, the Certificate Registrar shall have received an affidavit substantially in the form of Exhibit G3 hereto signed by the proposed transferee.

                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

     Section 4.01.  Prior Notice to Owners with Respect to Certain Matters.
                    ------------------------------------------------------
With respect to the following matters, the Owner Trustee shall not take action, and the Owners shall not direct the Owner Trustee to take any action, unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Owners in writing of the proposed action and the Owners shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Owners have withheld consent or the Owners have provided alternative direction:

     (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Home Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Home Loans);

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

     (c) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is required;

     (d) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Owners;

     (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

     (f) the consent to the calling or waiver of any default of any Basic Document;

     (g) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document;

     (h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

     (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

     (j) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

     (k)  do any act that conflicts with any other Basic Document;

     (l) do any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;

     (m)  confess a judgment against the Trust;

     (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

     (o)  cause the Trust to lend any funds to any entity; or

     (p) change the Trust's purpose and powers from those set forth in this Trust Agreement.

     In addition the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Company, the Depositor, FFI and FFG.

     For accounting purposes, the Trust shall be treated as an entity separate and distinct from any Owner. The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto. This Agreement is and shall be the only agreement among the parties thereto with respect to the creation, operation and termination of the Trust.

     The Owner Trustee shall not have the power, except upon the direction of the Owners, and to the extent otherwise consistent with the Transaction Documents, to (i) remove or replace the Servicer or the Indenture Trustee,
(ii) institute proceedings to have the Trust declared or adjudicated a bankruptcy or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Company or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Company.

     Section 4.02.  Action by Owners with Respect to Certain Matters.  The
                    -------------------------------------------------
Owner Trustee shall not have the power, except upon the direction of the Owners, to (a) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof, (b) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement, (c) remove the Servicer under the Sale and Servicing Agreement pursuant to Section 10.01 thereof or (d) sell the Home Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners.

     Section 4.03.  Action by Owners with Respect to Bankruptcy.  The Owner
                    -------------------------------------------
Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Owners and the delivery to the Owner Trustee by each such Owner of a certificate certifying that such Owner reasonably believes that the Trust is insolvent.

     Section 4.04.  Restrictions on Owners' Power.  The Owners shall not
                    -----------------------------
direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03 nor shall the Owner Trustee be obligated to follow any such direction, if given.

     Section 4.05.  Majority Control.  Except as expressly provided herein,
                    ----------------
any action that may be taken by the Owners under this Agreement may be taken by the Holders of Certificates evidencing more than 50% of the aggregate Class Certificate Principal Balance of the Certificates and holders of Residual Interest evidencing more than 50% of the Percentage Interest in the Residual Interest. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing more than 50% of the aggregate Class Certificate Principal Balance of the Certificates and holders of Residual Interest evidencing more than 50% of the Percentage Interest in the Residual Interest at the time of the delivery of such notice.

                                  ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     Section 5.01.  Certificate Distribution Account.  All of the right,
                    --------------------------------
title and interest of the Co-Owner Trustee or Owner Trustee in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Owners and such other persons entitled to distributions therefrom. Except as otherwise expressly provided herein or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee or Co-Owner Trustee for the benefit of the Owners and the Servicer.

     In addition to the foregoing, the Certificate Distribution Account is a Trust Account under the Sale and Servicing Agreement and constitutes part of the Collateral pledged by the Trust to the Indenture Trustee under the Indenture. The Certificate Distribution Account shall be subject to and established and maintained in accordance with the applicable provisions of the Sale and Servicing Agreement and the Indenture, including, without limitation, the provisions of Section 5.05(c) of the Sale and Servicing Agreement regarding distributions from the Certificate Distribution Account.

     The Company by virtue of its acceptance of the FRH Certificates, agrees to direct and shall have the sole authority to direct the Owner Trustee or Co-Owner Trustee, or their successor in interest, as to the Permitted Investments in which the funds on deposit in the Trust Accounts (as such term is defined in the Sale and Servicing Agreement) may be invested.

     Section 5.02.  Application of Trust Funds.  (a) On each Payment Date,
                    --------------------------
the Owner Trustee or Co-Owner Trustee shall direct the Paying Agent to distribute to the Certificateholders, the Servicer and the Residual Interestholders from amounts on deposit in the Certificate Distribution Account and the Class B-2 Account the distributions as provided in Sections
5.05 and 5.08 of the Sale and Servicing Agreement with respect to such Payment Date.

     (b) On each Payment Date, the Owner Trustee shall cause the Paying Agent to send to each Certificateholder and each Residual Interestholder the statement provided to the Owner Trustee by the Servicer pursuant to Section
6.01 of the Sale and Servicing Agreement with respect to such Payment Date.

     (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Owner), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (b). In the event that an Owner wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

     Section 5.03.  Method of Payment.  Subject to Section 3.11,
                    -----------------
distributions required to be made to Owners on any Payment Date shall be made to each Owner of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Owner shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's
Certificates in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed to such Owner at the address of such holder appearing in the Certificate Register.

     Section 5.04.  Segregation of Moneys; No Interest.  Subject to Sections
                    ----------------------------------
4.01 and 5.02, moneys received by the Owner Trustee or the Co-Owner Trustee hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law or the Sale and Servicing Agreement and shall be invested in Permitted Investments at the direction of the Company. Neither the Owner Trustee nor the Co-Owner Trustee shall be liable for payment of any interest in respect of such moneys.

     Section 5.05.  Accounting and Reports to the Certificateholder, Owners,
                    --------------------------------------------------------
the Internal Revenue Service and Others.  The Owner Trustee shall (a)
---------------------------------------
maintain (or cause the Trust to maintain) the books of the Trust on a calendar year basis on the accrual method of accounting, and such books shall be maintained separate from those of any other entity and reflect the separate interest of the Trust, (b) deliver (or cause the Trust to deliver) to each Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Owner to prepare its federal and state income tax returns, (c) file (or cause the Trust to file) such tax relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for Federal income tax purposes,
(d) cause such tax returns to be signed in the manner required by law and (e) collect (or cause the Trust to collect) any withholding tax as described in and in accordance with Section 5.02(b) with respect to income or distributions to Owners. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Home Loans. The Owner Trustee shall not make the election provided under Section 754 of the Code.

     Section 5.06.  Signature on Returns; Tax Matters Partner.  (a)  The
                    -----------------------------------------
Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires an Owner to sign such documents, in which case such documents shall be signed by the Company.

     (b) The Company shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                  ARTICLE VI

                    AUTHORITY AND DUTIES OF OWNER TRUSTEE

     Section 6.01.  General Authority.  The Owner Trustee is authorized and
                    -----------------
directed to execute and deliver or cause to be executed and delivered the Notes, the Trust Certificates and the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Company shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Notes and the Certificates. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Basic Documents.

     Section 6.02.  General Duties.  It shall be the duty of the Owner
                    --------------
Trustee:

     (a) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator, the Co-Owner Trustee or the Servicer has agreed in the Administration Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator, the Co-Owner Trustee or the Servicer to carry out its obligations under the Administration Agreement or this Agreement, respectively; and

     (b) to obtain and preserve, the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate.

     Section 6.03.  Action upon Instruction.  (a)  Subject to Article IV and
                    -----------------------
in accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any-time by written instruction of the Owners pursuant to Article IV.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction from the Owners as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

     Section 6.04.  No Duties Except as Specified in this Agreement, the
                    ----------------------------------------------------
Basic Documents or in Instructions.  The Owner Trustee shall not have any
----------------------------------
duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Basic Document or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

     Section 6.05.  No Action Except Under Specified Documents or
                    ---------------------------------------------
Instructions.  The Owner Trustee shall not manage, control, use, sell,
------------
dispose of or  otherwise deal with any part of the  Owner Trust Estate except
(i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the owner Trustee pursuant to Section 6.03.

     Section 6.06.  Restrictions.  The Owner Trustee shall not take any
                    ------------
action (a) that is  inconsistent with the purposes of the Trust  set forth in
Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                 ARTICLE VII

                         CONCERNING THE OWNER TRUSTEE

     Section 7.01.  Acceptance of Trusts and Duties.  The Owner Trustee
                    -------------------------------
accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

     (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

     (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Owners;

     (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

     (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Company or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Owner, other than as expressly provided for herein and in the Basic Documents;

     (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Seller, the Company, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture
Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement; and

     (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act provided, that the Owner Trustee shall be liable for its negligence or willful misconduct in the event that it assumes the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement pursuant to Section 10.05 hereof.

     Section 7.02.  Furnishing of Documents.  The Owner Trustee shall furnish
                    -----------------------
(a) to the Owners promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to Noteholders promptly upon written request therefor, copies of the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement.

     Section 7.03.  Representations and Warranties.  (a)  The Owner Trustee
                    ------------------------------
hereby represents and warrants to the Depositor and the Company, for the benefit of the Owners, that:

       (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

      (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

     (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     (b)  The   Co-Owner  Trustee  hereby  represents  and  warrants  to  the
Depositor and the Company, for the benefit of the Owners, that:

       (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Minnesota. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

      (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

     (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Minnesota law, governmental rule or regulation governing the banking or trust powers of the owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     Section 7.04.  Reliance; Advice of Counsel.  (a)  The Owner Trustee
                    ---------------------------
shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

     Section 7.05.  Not Acting  in Individual Capacity.  Except as provided
                    -----------------------------------
in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     Section 7.06.  Owner Trustee Not Liable for Trust Certificates or Home
                    -------------------------------------------------------
Loans.  The recitals contained herein and in the Trust Certificates (other
-----
than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor and the Company, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates and as specified in Section 7.03) or the Notes, or of any Home Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Home Loan, or the perfection and priority of any security interest created by any Home Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Owners under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Home Loan on any computer or other record thereof; the validity of the assignment of any Home Loan to the Trust or of any intervening assignment; the completeness of any Home Loan; the performance or enforcement of any Home Loan; the compliance by the Depositor, the Company or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

     Section 7.07.  Owner Trustee May Own Trust Certificates and Notes.  The
                    --------------------------------------------------
Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Company, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

     Section 7.08.  Licenses.  The Owner Trustee shall cause the Trust to use
                    --------
its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                 ARTICLE VIII

                        COMPENSATION OF OWNER TRUSTEE

     Section 8.01.  Owner Trustee's Fees and Expenses.  The Owner Trustee
                    ---------------------------------
shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Company and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Company for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

     Section 8.02.  Indemnification.  The Depositor shall be liable as
                    ---------------
primary obligor, and the Servicer as secondary obligor pursuant to the Administration Agreement, for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

     Section 8.03.  Payments to the Owner Trustee.  Any amounts paid to the
                    -----------------------------
Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                  ARTICLE IX

                        TERMINATION OF TRUST AGREEMENT

     Section 9.01.  Termination of Trust Agreement.  (a)  This Agreement
                    ------------------------------
(other than Article VIII) and the Trust shall terminate and be of no further force or effect on the earlier of: (i) the satisfaction and discharge of the Indenture pursuant to Section 4.01 of the Indenture and the termination of the Sale and Servicing Agreement; (ii) at the time provided in Section 9.02.; and (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's). The bankruptcy, liquidation, dissolution, death or incapacity of any Owner, other than the Company as described in Section 9.02, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) The Certificates shall be subject to an early redemption or termination at the option of the Company in the manner and subject to the provisions of Section 11.02 of the Sale and Servicing Agreement.

     (c) Except as provided in Sections 9.01(a) and (b), none of the Depositor, the Company nor any Owner shall be entitled to revoke or terminate the Trust.

     (d) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders and the Rating Agencies mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to Section 9.01(a) or (b), which notice given by the Owner Trustee shall state (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.05 of the Sale and Servicing Agreement.

          In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Residual Interestholders on a pro rata basis.

     (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3820 of the Business Trust Statute.

     Section 9.02.  Dissolution Upon Bankruptcy of the Company.  (i) In the
                    ------------------------------------------
event that an Insolvency Event shall occur with respect to the Company, this Agreement shall be terminated in accordance with Section 9.01 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Owner Trustee shall have received written instructions from (a) each of the Owners (other than the Company) representing more than 50% of the aggregate Class Certificate Principal Balance of the Certificates and more than 50% of the Percentage Interest of the Residual Interest (not including the principal balance of the Certificates and the Residual Interest Instrument held by the Company), and (b) an Opinion of Counsel to the effect that for federal income tax purposes the continuation of the Trust pursuant to such instructions will not cause the Trust to be taxable as a corporation. Promptly after the occurrence of any Insolvency Event with respect to the Company, (A) the Company shall give the Indenture Trustee and the Owner Trustee written notice of such Insolvency Event, (B) the Owner Trustee shall, upon the receipt of such written notice from the Company, give prompt written notice to the Owners (other than the Company) and the Indenture Trustee, of the occurrence of such event, and (C) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Owner Trustee or the Company, give prompt written notice to the Noteholders of the occurrence of such event; provided, however, that any failure to give a notice required
               --------  -------
by this sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 9.02.

                                  ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     Section 10.01.  Eligibility Requirements for Owner Trustee.  The Owner
                     ------------------------------------------
Trustee  shall at  all times  be a  corporation satisfying the  provisions of
Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a short-term debt rating of at least "Duff-1" by DCR, "A-1"by Fitch and "A-1" by S&P or which is otherwise acceptable to each Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

     Section 10.02.  Resignation or Removal of Owner Trustee.  The Owner
                     ---------------------------------------
Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator, the Indenture Trustee. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

     Section 10.03.  Successor Owner Trustee.  Any successor Owner Trustee
                     -----------------------
appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the - resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

     No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to all Owners, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     Section 10.04.  Merger or Consolidation of Owner Trustee.  Any
                     ----------------------------------------
corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section
           --------
10.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice
                 -------- -------
of such merger or consolidation to the Rating Agencies.

     Section 10.05.  Appointment of Co-Trustee or Separate Trustee.
                     ---------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificates under the Sale and Servicing Agreement, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

     The Owner Trustee hereby appoints the Indenture Trustee as Co-Owner Trustee for the purpose of establishing and maintaining the Certificate Distribution Account and making the distributions therefrom to the Persons entitled thereto pursuant to Section 5.06 of the Sale and Servicing Agreement. The Owner Trustee and the Co-Owner Trustee each agree that upon the occurrence and continuation of an Indenture Event of Default and a determination by the Indenture Trustee that a conflict of interest exists or will exist if the Indenture Trustee continues to act as Co-Owner Trustee, the Co-Owner Trustee shall resign and the Owner Trustee shall assume the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement and this Agreement, including without limitation, the obligations of the Co-Owner Trustee as Paying Agent pursuant to Section 3.09 hereof.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

       (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee; provided that Co-Owner Trustee, in performing its duties and
              --------
     obligations under the Sale and Servicing Agreement, may act separately in its capacity as Co-Owner Trustee without the Owner Trustee joining in such Acts.

      (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

     (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-trustees, as if given to each of them. Every instrument appointing any separate trustee or co-trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its Agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     The Co-Owner Trustee, in its capacity as Co-Owner Trustee, shall not have any rights, duties or obligations except as expressly provided in this Agreement and the Sale and Servicing Agreement.

                                  ARTICLE XI

                                MISCELLANEOUS

     Section 11.01.  Supplements and Amendments.  This Agreement may be
                     --------------------------
amended by the Depositor, the Company and the Owner Trustee and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Owners or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Owners; provided, however, that such action shall not
                               -----------------
adversely affect in any material respect the interests of any Noteholder or Owner. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Owner if (i) an opinion of counsel is obtained to such effect, or (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

     This Agreement may also be amended from time to time by the Depositor, the Company and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, the Holders (as defined in the Indenture) of Notes evidencing more than 50% of the Outstanding Amount of the Notes, the Holders of Certificates evidencing more than 50% of the aggregate Class Certificate Principal Balance and holders of Residual Interest Instruments evidencing more than 50% of the Percentage Interests of the Residual Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Owners; provided, however, that no such amendment shall (a) increase
               --------  -------
or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Home Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Principal Balance or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes and Certificates, and in the case of clause (b) without the consent of the holders of all the outstanding Residual Interest Instruments.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Owners, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Owners provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 11.02.  No Legal Title to Owner Trust Estate in Owners.  The
                     ----------------------------------------------
Owners shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and
IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Owners to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     Section 11.03.  Limitations on Rights of Others.  Except for Section
                     -------------------------------
2.07, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Company, the Owners, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 11.04.  Notices.  (a)  Unless otherwise expressly specified or
                     -------
permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), at the following addresses: (i) if to the Owner Trustee, its Corporate Trust Office; (ii) if to the Depositor, FIRSTPLUS Investment Corporation, 3773 Howard Hughes Parkway, Suite 300N, Las Vegas, Nevada 89109,
Attention: James P. Lawler; (iii) if to the Company, FIRSTPLUS Residual Holdings, Inc., 3773 Howard Hughes Parkway, Suite 300N, Las Vegas, Nevada 89109, Attention: James P. Lawler; (iv) if to the Co-Owner Trustee, U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101,
Attention: Corporate Trust Department; or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to an Owner shall be given by first-class mail, postage prepaid, at the address of such Owner as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Owner receives such notice.

     Section 11.05.  Severability.  Any provision of this Agreement that is
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.06  Separate Counterparts.  This Agreement may be executed
                    ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.07.  Successors and Assigns.  All covenants and agreements
                     ----------------------
contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Company, the Owner Trustee and its successors and each Owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

     Section 11.08.  Covenants of the Company.  In the event that (a) the
                     ------------------------
Certificate Principal Balance shall be  reduced by Allocable Loan Amounts and
(b) any litigation with claims in excess of $1,000,000 to which the Company is a party which shall be reasonably likely to result in a material judgment against the Company that the Company will not be able to satisfy shall be commenced by an Owner, during the period beginning nine months following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against the Company, such judgment has been satisfied), the Company shall not pay any dividend to FFG, or make any distribution on or in respect of its capital stock to FFG, or repay the principal amount of any indebtedness of the Company held by FFG, unless (i) after giving effect to such payment, distribution or repayment, the Company's liquid assets shall not be less than the amount of actual damages claimed in such litigation or
(ii) the Rating Agency Condition shall have been satisfied with respect to any such payment, distribution or repayment. The Company will not at any time institute against the Trust any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

     Section 11.09.  No Petition.  The Owner Trustee, by entering into this
                     -----------
Agreement, each Owner, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Company, the Depositor or the Trust, or join in any institution against the Company, the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.

     Section 11.10.  No Recourse.   Each Owner by accepting a Trust
                     -----------
Certificate acknowledges that such Owner's Trust Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Seller, the Servicer, the Company, the Administrator, the Owner Trustee, the Co-Owner Trustee or any Affiliate thereof (other than the Trust) and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

     Section 11.11.  Headings.  The headings of the various Articles and
                     --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 11.12.  GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

     FIRSTPLUS Investment Corporation,
     Depositor


     By:   /s/ Lee F. Reddin
        -------------------------------------------------
          Name:  Lee F. Reddin
          Title:  Vice President


     FIRSTPLUS Residual Holdings, Inc.


     By:   /s/ Lee F. Reddin
        -------------------------------------------------
          Name:  Lee F. Reddin
          Title:  Vice President



     Wilmington Trust Company, in its
     individual capacity and as Owner Trustee


     By:   /s/ Debra Eberly
        -------------------------------------------------
          Name:  Debra Eberly
          Title:  Adminitrative Account Manager


     U.S. Bank National Association, not in its individual capacity but solely as Co-Owner Trustee



     By:   /s/ James Kaufman
        -------------------------------------------------
          Name:  James Kaufman
          Title:


                                  EXHIBIT A1


                            FORMS OF CERTIFICATES



                                  EXHIBIT A2


                 FORMS OF CERTIFICATES ISSUED TO THE COMPANY



                                  EXHIBIT B1


                     FORM OF RESIDUAL INTEREST INSTRUMENT




                                  EXHIBIT B2


               FORM OF RESIDUAL INTEREST ISSUED TO THE COMPANY



                                  EXHIBIT C


                           CERTIFICATE OF TRUST OF
                    FIRSTPLUS HOME LOAN OWNER TRUST 1997-3
                   --------------------------------------

     THIS Certificate of Trust of FIRSTPLUS Home Loan Owner Trust 1997-3 (the "Trust"), dated as of September __, 1997, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code,
                                                        ----------
Section 3801 et seq.).
             -- ---
     1.   Name.  The name of the business trust formed hereby is FIRSTPLUS
          ----
Home Loan Owner Trust 1997-3.
     2.   Delaware Trustee.  The name and business address of the trustee of
          ----------------
the Trust  in the  State of Delaware  is Wilmington  Trust Company  of Rodney
Square  North,  1100   North  Market  Street,  Wilmington,   Delaware  19890.
Attention:___________.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.
                              Wilmington Trust Company not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of September 1, 1997.



                              By:
                                 ------------------------------------------


                                   Name:
                                   Title:


                                  EXHIBIT D


                             FORM OF DEMAND NOTE



                                  EXHIBIT E


                   FORM OF CERTIFICATE DEPOSITORY AGREEMENT




                                  EXHIBIT F1



                          FORM OF INVESTMENT LETTER


                                    (Date)


FIRSTPLUS Financial, Inc.               U.S. Bank National Association
1250 Mockingbird Lane                   180 E. Fifth Street
Dallas, Texas  75247                    St. Paul, Minnesota  55101
                                        Attention: Corporate Trust Department

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890-0001

     Re:  FIRSTPLUS Home Loan Owner Trust 1997-3 (the "Issuer")
          Asset Backed Securities, Series 1997-3

Ladies and Gentlemen:

     Reference is hereby made to the Trust Agreement (the "Trust Agreement") among FIRSTPLUS Investment Corporation, as Depositor, FIRSTPLUS Residual Holdings, Inc., as the Company, Wilmington Trust Company, as Owner Trustee, and First Bank, National Association, as Co-Owner Trustee, dated as of

September 1, 1997. This letter is delivered to you in connection with the transfer of the Residual Interest Instrument by _____________________________ ___________________________________ ____________________________________ (the
"Transferor") to _______________________ (the "Transferee") and in accordance with Section 3.14(d) of the Trust Agreement. Capitalized terms used but not defined herein have the meanings set forth in the Trust Agreement.

     The undersigned, on behalf of and as an officer of the Transferee, HEREBY CERTIFIES as follows:

     1. The undersigned is a duly authorized officer of the Transferee, and the Transferee is an entity that is duly organized and existing under the laws of the jurisdiction of formation.

     2. The Transferee hereby acknowledges that no transfer of the Residual Interest Instrument may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, or is made in accordance with the Securities Act and such laws.

     3. The Transferee understands that the Residual Interest Instrument has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller thereof reasonably believes is (A) a qualified institutional buyer (as defined in Rule 144A under the Securities Act) or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States. The Transferee understands that the Residual Interest Instrument bears a legend to the foregoing effect.

     4. The Transferee is acquiring the Residual Interest Instrument for its own account for investment and not with a view to offer, sell or distribute the Residual Interest Instrument in any manner that would violate
Section 5 of the Securities Act or any applicable state securities laws.

     5. The Transferee is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act, and is aware that the Transferor of the Residual Interest Instrument may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Residual Interest Instrument for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act.

     6. The Transferee will not authorize nor has it authorized any person to make any public offering or general solicitation by means of general advertising or to take any other action that would constitute a sale or distribution of the Residual Interest Instrument under the Securities Act, in violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto.

     7. If the Transferee sells or otherwise transfers the registered ownership of such Residual Interest Instrument, the Transferee will comply with the restrictions and requirements with respect to the transfer of the ownership of the Residual Interest Instrument under the applicable provisions of the Trust Agreement, and the Transferee will obtain from any subsequent purchaser or transferee substantially the same certifications, representations, warranties and covenants as required under the Trust Agreement in connection with such subsequent sale or transfer thereof, including a certificate substantially in the form hereof.

     8. The Transferee is not a Non-U.S. Person and will not sell or otherwise transfer such Residual Interest Instrument to a Non-U.S. Person.

     9. The Transferee is not an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") and is not directly or indirectly purchasing such Residual Interest Instrument on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.

     10. The Transferee hereby indemnifies each of the Issuer, the Indenture Trustee and the Transferee Trustee against any liability that may result if the Transferee's transfer of a Residual Interest Instrument (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Issuer, the Transferee Trustee and the Indenture Trustee shall survive the termination of the related Trust Agreement.

     11. The Transferee hereby consents to any amendments to the Trust Agreement as may be required to effectuate further the restrictions on transfer of the Residual Interest Instruments to Book-Entry Nominees or Non-permitted Foreign Holders set forth in the Trust Agreement.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its duly authorized signatory as of the date first set forth above.

(NAME OF TRANSFEREE)



By:
   -------------------------------------------------
     Name:
     Title:


                                  EXHIBIT F2


                          FORM OF INVESTMENT LETTER



                                    (DATE)


FIRSTPLUS Financial, Inc.          U.S. Bank National Association
1600, Viceroy, 7th Floor           180 E. Fifth Street
Dallas, Texas                      St. Paul, Minnesota  55101
                                   Attention:  Corporate Trust Department

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890-0001

     Re:  FIRSTPLUS Home Loan Owner Trust 1997-3 (the "Issuer")
          Asset Backed Securities, Series 1997-3

Ladies and Gentlemen:

     Reference is hereby made to the loan or financing transaction between (NAME OF LENDER), as lender (the "Lender"), and FIRSTPLUS Financial, Inc., as borrower (the "Borrower"), in which a Residual Interest Instrument representing a 99% Percentage Interest (the "Residual Interest Instrument") in the Residual Interest for the referenced Series 1997-1 is being pledged with the transfer of registered ownership in the name (NAME OF OWNER) (the "Owner"). Initially capitalized terms used but not defined herein have the meanings assigned to such terms under the Trust Agreement for the referenced Issuer and Series 1997-1.

     The undersigned, on behalf of and as an officer of the Owner, HEREBY CERTIFIES as follows:

     1. The undersigned is a duly authorized officer of the Owner, and the Owner is an entity that is duly organized and existing under the laws of the jurisdiction of formation.

     2.   The Owner  hereby  acknowledges that  no transfer  of the  Residual
Interest Instrument may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, or is made in accordance with the Securities Act and such laws.

     3. The Owner understands that the Residual Interest Instrument has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller thereof reasonably believes is (A) a qualified institutional buyer (as defined in Rule 144A under the Securities Act or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States. The Owner understands that the Residual Interest Instrument bears a legend to the foregoing effect.

     4. The Owner is acquiring the Residual Interest Instrument in connection with a loan or financing transaction with the Borrower and not with a view to offer, sell or distribute the Residual Interest Instrument in any manner that would violate Section 5 of the Securities Act or any applicable state securities laws; provided, however, that it is explicitly
                                  -------- --------
understood by the addressees hereof that the Owner has acquired the Residual Interest Instrument from the Borrower with an express obligation by the Borrower to repay such loan or financing transaction for the release and retransfer of the Residual Interest Instrument to the Borrower.

     5. The Owner is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act, and is aware that the seller of the Residual Interest Instrument may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Residual Interest Instrument for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act.

     6. The Owner will not authorize nor has it authorized any person to make any public offering or general solicitation by means of general advertising or to take any other action that would constitute a sale or distribution of the Residual Interest Instrument under the Securities Act, in violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto.

     7. If the Owner sells or otherwise transfers the registered ownership of such Residual Interest Instrument, the Owner will comply with the restrictions and requirements with respect to the transfer of the ownership of the Residual Interest Instrument under the applicable provisions of the Trust Agreement, and the Owner will obtain from any subsequent purchaser or transferee substantially the same certifications, representations, warranties and covenants as required under the Trust Agreement in connection with such subsequent sale or transfer thereof.

     8. The Owner is not a Non-U.S. Person and will not sell or otherwise transfer such Residual Interest Instrument to a Non-U.S. Person.

     9.   The Owner is not  an "employee benefit plan" within  the meaning of
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") and is not directly or indirectly purchasing such Residual Interest Instrument on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.

     10. The Owner hereby indemnifies each of the Issuer, the Indenture Trustee and the Owner Trustee against any liability that may result if the Owner's transfer of a Residual Interest Instrument (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Issuer, the Owner Trustee and the Indenture Trustee shall survive the termination of the related Trust Agreement.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its duly authorized signatory as of the date first set forth above.

(NAME OF OWNER)



By:
   -------------------------------------------------
     Name:
     Title:



                                  EXHIBIT G1

                    FORM OF RULE 144A TRANSFER CERTIFICATE






     Re:  FIRSTPLUS Home Loan Owner Trust 1997-3
          Asset-Backed Certificates, Series 1997-3
          -----------------------------------------------


     Reference is hereby made to the Trust Agreement dated as of September 1, 1997 (the "Trust Agreement") between FIRSTPLUS Investment Corporation (the "Seller"), FIRSTPLUS Residual Holdings, Inc., Wilmington Trust Company, as Owner Trustee and U.S. Bank National Association, as Co-Owner Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Sale and Servicing Agreement dated as of September 1, 1997 among the Trust, the Seller, FIRSTPLUS Financial, Inc., and U.S. Bank National Association as Indenture Trustee and Co-Owner Trustee.

     The  undersigned  (the   "Transferor")  has  requested  a   transfer  of
$_________ initial Certificate Principal Balance of Certificates to (insert name of transferee).

     In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Trust Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

     The Transferor also certifies that such Certificates are being transferred to a U.S. Person that is not an organization exempt from tax under Section 501 of the Internal Revenue Code of 1986, as amended. For the purposes of any such transfer, a "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any State (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 and treated as U.S. Persons prior to such date that elect to continue to be treated as U.S. Persons, also will be U.S. Persons.


                              --------------------------------------------
                              (Name of Transferor)


                              By:
                                 ------------------------------------------


                                   Name:
                                   Title:

Dated:  __________________, _____


                                  EXHIBIT G2


                        FORM OF PURCHASER'S LETTER FOR
                      INSTITUTIONAL ACCREDITED INVESTOR







                                                  ------------------------
                                                            (Date)
Dear Sirs:

     In connection with our proposed purchase of $_________________ initial Certificate Principal Balance of Asset Backed Certificates, Series 1997-3 (the "Offered Certificates") issued by FIRSTPLUS Home Loan Owner Trust 1997-3 (the "Trust"), we confirm that:

(1) We have received a copy of the Private Placement Memorandum dated September 12, 1997 relating to the Offered Certificates (the "Private Placement Memorandum"), and we understand that the Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "1933 Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Offered Certificates we will do so only (A) pursuant to a registration statement which has been declared effective under the 1933 Act, (B) for so long as the Offered Certificates are eligible for resale pursuant to Rule 144A under the 1933 Act, to a Person we reasonably believe is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" within the meaning of subparagraph
     (a)(1),  (2),  (3)  or   (7)  of  Rule  501  under  the   1933  Act  (an
     "Institutional Accredited Investor") that is acquiring the Offered Certificates for its own account, or for the account of such an Institutional Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the 1933 Act, in each case in compliance with the requirements of the Trust Agreement dated as of September 1, 1997 among FIRSTPLUS Investment Corporation, FIRSTPLUS Residual Holdings, Inc., Wilmington Trust Company, as Owner Trustee (the "Owner Trustee") and U.S. Bank National Association, as Co-Owner Trustee; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Offered Certificates from us a notice advising such purchaser that resales of the Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Owner Trustee and the Seller a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

(6) We understand that no transfer of a Definitive Certificate shall be made to any Person unless the Owner Trustee has received a certificate from the transferee to the effect that such transferee (i) is not a person which is an employee benefit plan, trust or account subject to Title I of ERISA or Section 4975 of the Code or a governmental plan, defined in
     Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "Plan") and (ii) is not an entity, including an insurance company separate account or general account, whose underlying assets include Plan assets by reason of a Plan's investment in the entity.

(7)  We are a U.S. Person that  is not an organization exempt from  tax under
     Section 501 of the Code, as amended. "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any State (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 and treated as U.S. Persons prior to such date that elect to continue to be treated as U.S. Persons, also will be U.S. Persons.

     Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Private Placement Memorandum or, if not defined therein, in the Trust Agreement.

     You and the Seller are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                   Very truly yours,



                                   ---------------------------------------
                                   (Purchaser)


                                   By: _________________________________



                                        Name:
                                        Title:


                                  EXHIBIT G3

                       FORM OF ERISA TRANSFER AFFIDAVIT


STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NEW YORK  )


     The undersigned, being first duly sworn, deposes and says as follows:

          1. The undersigned is the ____________ of _________________________ (the "Investor"), a (corporation duly organized) and existing under the laws of ___________________, on behalf of which he makes this affidavit.

          2. The Investor either (i) is not a person which is an employee benefit plan, trust or account subject to Title I of ERISA or Section 4975 of the Code or a governmental plan, defined in section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "Plan") or (ii) is not an entity, including an insurance company separate account or general account, whose underlying assets include Plan assets by reason of a Plan's investment in the entity.

          3. The Investor hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") among FIRSTPLUS Investment Corporation, as Seller, and Wilmington Trust Company, as Owner Trustee, FIRSTPLUS Residual Holdings, Inc., and U.S. Bank National Association, as co-owner trustee, dated as of September 1, 1997, no transfer of the Definitive Certificates (as defined in the Agreement) shall be permitted to be made to any person unless the Seller and Owner Trustee have received a certificate from such transferee in the form hereof.

          IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of ______________________, 199___.



                                   ---------------------------------------
                                   (Investor)


                                   By: ________________________________



                                        Name:
                                        Title:



ATTEST:


------------------------------

STATE OF            )
                    )    ss.:
COUNTY OF           )

          Personally appeared before me the above-named ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

          Subscribed   and   sworn    before   me   this   ______    day   of
_________________199__.



                                        ----------------------------------
                                        NOTARY PUBLIC

                                        My commission expires the
                                        ____ day of ____________, 19__.